Filed pursuant to Rule 497(e)
1933 Act File No. 002-21600
1940 Act File No. 811-01209

BRIDGES INVESTMENT FUND, INC.

SUPPLEMENT DATED SEPTEMBER 9, 2022 TO THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”)
DATED APRIL 30, 2022

Effective immediately, the following section titled “Fair Value Pricing” on page 11 of the Bridges Investment Fund, Inc. (the “Fund”) Prospectus is deleted in its entirety and replaced with the following:

Fair Value Pricing
Occasionally, reliable market quotations are not readily available or there may be events affecting the value of foreign securities or other securities held by the Fund that occur when regular trading on foreign exchanges is closed, but before trading on the NYSE is closed. The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value determinations are then made in good faith in accordance with procedures adopted by the Adviser. Generally, the fair value of a portfolio security or other asset shall be the amount that the owner of the security or asset might reasonably expect to receive upon its current sale. The net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares.

Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation procedures. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

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The third sentence of the second paragraph under the section titled “Valuing Fund Shares” on page 11 of the Prospectus shall be deleted, effective immediately, and such sentence shall be replaced with the following:

“Securities for which ICE does not provide a market value, ICE provides a market value that does not represent fair value in the judgment of the Adviser, or the Adviser believes is stale will be valued at fair value under procedures adopted by the Fund’s Adviser.”

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Effective immediately, the last sentence of the fourth paragraph of the section titled “Determining Net Asset Value” on page 27 of the Fund SAI is deleted in its entirety and replaced with the following:

“Securities and assets for which market quotations are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Adviser.”

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Effective immediately, the last sentence of the sixth paragraph of the section titled “Determining Net Asset Value” on page 28 of the Fund SAI is deleted in its entirety and replaced with the following:

“Corporate debt and U.S. government and agency securities for which prices are not readily available are valued at fair value as determined under procedures adopted by the Fund’s Adviser.”

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Effective immediately, the seventh and final paragraph of the section titled “Determining Net Asset Value” on page 28 of the Fund SAI is deleted in its entirety and replaced with the following:

“The Board has designated the Adviser as its “valuation designee” under Rule 2a-5 of the 1940 Act, subject to its oversight. Fair value determinations are then made in good faith in accordance with procedures adopted by the Adviser.”

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Please retain this supplement with your Prospectus and SAI.

DOCS/2860123.1